Inventories	12 Months Ended
Jun. 30, 2020
Inventories [Abstract]
Inventories
INVENTORIES

ACCOUNTING POLICY

Inventories, which include bullion on hand, gold-in-process, gold in lock-up, ore stockpiles and consumables, are measured at the lower of cost and net realisable value. Net realisable value is assessed at each reporting date and is determined with reference to relevant market prices.

The cost of bullion, gold-in process and gold in lock-up is determined by reference to production cost, including amortisation and depreciation at the relevant stage of production. Ore stockpiles are valued at average production cost. Stockpiles and gold in lock-up are classified as non-current assets where the stockpile's volume exceeds current processing capacity and where a portion of static gold in lock-up is expected to be recovered more than 12 months after balance sheet date.

Gold in-process inventories represent materials that are currently in the process of being converted to a saleable product. In-process material is measured based on assays of the material fed to process and the projected recoveries at the respective plants. In-process inventories are valued at the average cost of the material fed to process attributable to the source material coming from the mine or stockpile plus the in-process conversion costs, including the applicable depreciation relating to the process facility, incurred to that point in the process. Gold in-process includes gold in lock-up which is generally measured from the plants onwards. Gold in lock-up is expected to be extracted when plants are demolished at the end of their useful lives, which is largely dependent on the estimated useful life of the operations feeding the plants.

At the group’s open pit operations, gold in-process represents production in broken ore form.

Consumables are valued at weighted average cost value after appropriate allowances for slow moving and redundant items.

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

Judgement is applied in estimating the provision for stock obsolescence. The provision is recognised on items not considered critical as a percentage of the value of the inventory depending on the period elapsed since the inventory was purchased or issued. Inventory held for longer than five years is written down to zero unless there is sufficient evidence of a recoverable amount.

	SA Rand
Figures in million	2020	2019

Gold in lock-up	47	43
Gold in-process, ore stockpiles and bullion on hand (a)	936	780
Consumables at weighted average cost (net of provision) (b)	1 485	1 187

Total inventories	2 468	2 010
Non-current portion of gold in lock-up and gold in-process	(47)	(43)

Total current portion of inventories	2 421	1 967

Included in the balance above is:
Inventory valued at net realisable value	47	334

(a)
The run-of-mine (ROM) stock at the Hidden Valley operations increased R294 million year on year following the commencement of the stage 6 cut-back. The increase includes approximately R72 million which is attributable to translation. This was offset by gold in-process which decreased R169 million year on year due to the lower production during the last quarter of the 2020 financial year as well as the plants being cleaned out during the South African COVID-19 national lockdown.

(b)
The consumables’ balance increased R298 million year on year, primarily as a result of the impact of the weakening of the Rand against the Australian dollar from R9.91/A$1 at 30 June 2019 to R11.96/A$1 at 30 June 2020 and the resultant movement when translating the balance for the Hidden Valley operations at year-end.

During the year, an increase of R51 million (2019: R1 million decrease) to the provision for slow-moving and redundant stock was made. The total provision at 30 June 2020 was R331 million (2019: R281 million).